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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 20, 2001
                                 Date of Report
                        (Date of earliest event reported)

                                UTEK CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


      333-93913                                         59-3603677
(Commission File No.)                      (IRS Employer Identification Number)


                            202 South Wheeler Street
                              Plant City, FL 33566
                    (Address of Principal Executive Offices)

                                 (813) 754-4330
              (Registrant's Telephone Number, Including Area Code)


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ITEM 2. ACQUISTION OR DISPOSITION OF ASSETS

         Watermark Technologies, Inc., a Florida corporation and wholly-owned subsidiary of UTEK Corporation (NASDAQ: UTOB) was acquired by Bitzmart, Inc., a Colorado corporation in a tax-free stock for stock exchange. Bitzmart, Inc. issued 450,000 unregistered shares of common stock to UTEK Corporation in exchange for all of the issued and outstanding shares of Watermark Technologies, Inc. The shares acquired in the exchange are restricted and may only be resold pursuant to the requirements of the Securities Act of 1933. The value of the consideration was estimated at $1.15 million based on the board of directors' valuation as of the closing date of the transaction. As a result of the exchange, UTEK owns 22.5% of the issued and outstanding stock of Bitzmart, Inc. In addition, Bitzmart, Inc. issued Schneider Securities, Inc. 50,000 shares of its common stock as a fee.

         Watermark Technologies, Inc. holds the exclusive worldwide license for all fields of use to develop and market a propriety technology for masking an Auxiliary Channel in the phase Spectrum of Stereo Audio. U.S. Provisional Patent Pending (Application # 60/238,009.

         The amount of consideration was determined by arms-length negotiations between the parties.

         The exchange was consummated on April 20, 2001 in accordance with applicable law.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of business acquired.

         None Required.

(b)      Pro forma financial information.

         The unaudited pro forma consolidated financial information attached hereto illustrates the effect of the Registrant's disposition of Watermark Technologies, Inc, its wholly-owned subsidiary. The Unaudited Pro Forma Consolidated Balance Sheet of the Registrant at December 31, 2000 shows the financial position of the Company after giving effect to the disposition of Watermark Technologies, Inc. and the disposition of Technology Development, Inc. which occurred on February 19, 2001 as if it had occurred on December 31, 2000. The Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 2000, gives retrospective effect to the dispositions as if it had occurred at the beginning of the earliest period presented.

         The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto included in the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000. The pro forma information may not necessarily be indicative of what the Registrant's results of operations or financial position would have been had the transaction been in effect as of and for the period presented, nor is such information necessarily indicative of the Registrant's results of operations or financial position for any future period or date.


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UTEK CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AT DECEMBER 31, 2000


                                                                                           PRO FORMA ADJUSTMENTS
                                                                              -----------------------------------------------------
                                                             HISTORICAL          PRO FORMA            PRO FORMA           PRO
                                                              RESULTS          ENTRIES(a) (b)       ENTRIES(c)(d)        FORMA
                                                         -------------------  ------------------  ------------------- -------------
ASSETS
    Investments in non-controlled affiliates (cost
        $5,695,788 at December 31, 2000)                         $5,949,582          $1,150,000           $1,450,000    $8,549,582
    Cash and cash equivalents                                     3,952,280           (156,000)            (195,000)     3,601,280
    Deferred offering costs                                              --                                                     --
    Prepaid expenses and other assets                               110,331                                                110,331
    Fixed assets, net                                                76,473                                                 76,473
                                                         -------------------  ------------------  ------------------- -------------
                    TOTAL ASSETS                                 10,088,666             994,000            1,255,000     12,337,66
                                                         -------------------  ------------------  ------------------- -------------
LIABILITIES
    Notes payable to bank                                            39,975                                                 39,975
    Accrued expenses                                                101,901                                                101,901
    Deferred income taxes                                         1,491,788             376,230              475,000     2,343,018
                                                         -------------------  ------------------  ------------------- -------------
                    TOTAL LIABILITIES                             1,633,664             376,230              475,000     2,484,894
                                                         -------------------  ------------------  ------------------- -------------
                    NET ASSETS                                   $8,455,002            $617,770             $780,000    $9,852,772
                                                         ===================  ==================  =================== =============

Commitments and Contingencies
Composition of net assets
    Common stock, $.01 par value, 19,000,000 shares
        authorized; 3,782,226 shares issued and
        outstanding at December 31, 2000                            $37,822                                                 37,822
    Preferred stock, $.01 par value, 1,000,000 shares
        authorized and none issued and outstanding                       --                                                     --
    Additional paid-in capital                                    6,173,859                                              6,173,859
    Accumulated income:
        Accumulated net operating income                          2,061,314             617,770              780,000     3,459,084
        Net realized gain on investments, net of
            income taxes                                             23,715                                                 23,715
        Net unrealized appreciation of investments,
            net of deferred income taxes                            158,292                                                158,292
                                                         -------------------  ------------------  ------------------- -------------
Net assets                                                       $8,455,002            $617,770             $780,000    $9,852,772
                                                         ===================  ==================  =================== =============
Net asset value per share                                             $2.24                                                  $2.60
                                                         ===================                                          =============



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





UTEK CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED
STATEMENT OF INCOME

FOR THE YEAR ENDED
DECEMBER 31, 2000


                                                                                              PRO FORMA ADJUSTMENTS
                                                                             -----------------------------------------------------
                                                             HISTORICAL         PRO FORMA            PRO FORMA           PRO
                                                              RESULTS         ENTRIES(a)(b)        ENTRIES(c)(d)        FORMA
                                                         ------------------- ------------------   ------------------ -------------

INCOME FROM OPERATIONS:
    Sale of technology rights                                    $4,501,584         $1,150,000           $1,450,000    $7,101,584
    Consulting fees                                                      --                                                    --
    Investment income, net                                           75,230                                                75,230
                                                         ------------------- ------------------   ------------------ -------------
                                                                  4,576,814          1,150,000            1,450,000     7,176,814
                                                         ------------------- ------------------   ------------------ -------------
EXPENSES:
    Salaries and wages                                              376,053                                               376,053
    Professional fees                                               309,619                                               309,619
    Sales and marketing                                             780,670            156,000              195,000     1,131,670
    General and administrative                                      417,526                                               417,526
                                                         ------------------- ------------------   ------------------ -------------
                                                                  1,883,868            156,000              195,000     2,234,868
                                                         ------------------- ------------------   ------------------ -------------
Income before income taxes                                        2,692,946            994,000            1,255,000     4,941,946
Provision for income tax                                          1,018,334            376,230              475,000     1,869,564
                                                         ------------------- ------------------   ------------------ -------------
    NET INCOME FROM OPERATIONS                                    1,674,612            617,770              780,000     3,072,382

NET REALIZED AND UNREALIZED GAINS (LOSSES):
    Net realized gain on investment, net of
        income tax expense of $14,312                                23,715                                                23,715
    Increase (decrease) in unrealized appreciation
        of non-controlled affiliate investments, net of
        deferred tax expense (benefit) of ($347,297)
        at December 31, 2000                                      (575,627)                                              (575,627)
                                                         ------------------- ------------------   ------------------ -------------

Net increase in net assets from operations                      $1,122,700            $617,770             $780,000    $2,520,470
                                                         =================== ==================   ================== =============
Net increase in net assets from operations per share:
   Basic                                                 $          .38                                               $       .85
   Diluted                                               $          .38                                               $       .85
Weighted average shares:
    Basic                                                     2,968,018                                                 2,968,018
    Diluted                                                   2,968,720                                                 2,968,720




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                                UTEK CORPORATION

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1 Pro Forma Balance Sheet Adjustments

         (a) The recognition of expenses and related tax liability (benefit) of Watermark Technologies, Inc. and included in pro forma retained earnings as of December 31, 2000.

         (b) The recognition of the estimated value of the unregistered shares of Bitzmart, Inc. common stock received in the stock for stock exchange and the related deferred tax liability.

         (c) The recognition of expenses and related tax liability (benefit) of Technology Development, Inc. and included in pro forma retained earnings as of December 31, 2000. A current report on Form 8-K dated February 19, 2001 related to the stock for stock exchange between Technology Development, Inc. and The Quantum Group, Inc. was filed with the Securities and Exchange Commission .

         (d) The recognition of the estimated value of the unregistered shares of The Quantum Group, Inc. common stock received in the stock for stock exchange and the related deferred tax liability.


Note 2 Pro Forma Statement of Income Adjustments

         (a) The recognition of the estimated revenue from the Watermark Technologies, Inc. stock for stock exchange and the related income tax expense.

         (b) The recognition of expenses of Watermark Technologies, Inc. and related tax liability (benefit).

         (c) The recognition of the estimated revenue from the Technology Development, Inc. stock for stock exchange and the related income tax expense.

         (d) The recognition of expenses of Technology Development, Inc. and related tax liability (benefit).




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(c)      Exhibits.

2 Merger Agreement dated April 20, 2001 between UTEK Corporation, Watermark Technologies, Inc. and Bitzmart, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 27, 2001                UTEK CORPORATION

                                                BY: /s/ CLIFFORD M. GROSS
                                                -------------------------------
                                                Clifford M. Gross
                                                Chief Executive Officer



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